ADDITIONAL PURCHASE OBLIGATION AGREEMENT

     ADDITIONAL PURCHASE OBLIGATION AGREEMENT, dated as of July 4, 2000, between Tower Semiconductor Ltd., an Israeli corporation ("T"), and SanDisk Corporation, a Delaware corporation ("S").

      WHEREAS, T and S are parties to that certain Share Purchase Agreement dated July 4, 2000, relating to the sale by T to S of 866,551 of T's Ordinary Shares (the "Share Purchase Agreement") and parties to that certain Foundry Agreement dated July 4, 2000, relating to the production of certain silicon wafers by T for delivery to S; and

      WHEREAS, as a condition to the closing of the sale of certain of T's shares under the Share Purchase Agreement and the effectiveness of the Foundry Agreement, T and S have each agreed to enter into this Agreement providing for the issuance and delivery of conditional additional purchase obligations for the purchase by S of Ordinary Shares of T, subject to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and for the purpose of defining the terms and provisions of the Additional Purchase Obligations and the respective rights and obligations thereunder of T and S, T and S hereby agree as follows:

1.    DEFINITIONS

1.1.  CERTAIN DEFINITIONS.  As used in this Agreement, terms
      --------------------
            not defined herein shall have the meaning ascribed to them in the Share Purchase Agreement and the following terms shall have the following respective meanings:


            "A ADDITIONAL PURCHASE OBLIGATION CERTIFICATES" shall have the meaning ascribed to it in Section 2.2.


            "A ADDITIONAL PURCHASE OBLIGATIONS" shall have the meaning ascribed to it in Section 2.1.


            "ADDITIONAL PURCHASE OBLIGATION CERTIFICATES" shall have the meaning ascribed to it in Section 2.2.


            "ADDITIONAL PURCHASE OBLIGATIONS" shall have the meaning ascribed to it in Section 2.1.


             "B     ADDITIONAL      PURCHASE      OBLIGATION
            CERTIFICATES" shall have the meaning ascribed to it in Section 2.2.


            "B ADDITIONAL PURCHASE OBLIGATIONS" - shall have the meaning ascribed to it in Section 2.1.


            "EQUITY SECURITIES" means (a) Ordinary Shares and securities convertible into, or exercisable or exchangeable for, Ordinary Shares or rights or options to acquire Ordinary Shares or such other securities, and (b) shares of any other class or series of capital shares and securities convertible into, or exercisable or exchangeable for, shares of such other class or series and rights or options to acquire shares of such other class or series or such other securities, in each case, excluding the Additional Purchase Obligations.


            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.


            "EXERCISE PRICE" means the purchase price per Ordinary Share to be paid upon the exercise of each Additional Purchase Obligation in accordance with the terms hereof, which price shall initially be $30 per share, as each may be adjusted from time to time pursuant to
            Section 4 hereof.


            "EXPIRATION DATE" means the fifth anniversary of the date of this Agreement subject to earlier termination of one or more of the Additional Purchase Obligations pursuant to Section 5.1.


            "EXERCISE NOTICE" - shall have the meaning ascribed to in Section 2.1.3.


            "GRACE  PERIOD" - shall have the  meaning  ascribed to it in Section
            5.1.


            "MANDATORY  EXERCISE EVENT" shall have the meaning ascribed to it in
            Section 5.1.


             "MISSED  EXERCISE"  - shall  have  the  meaning  ascribed  to it in
            Section 5.1.


            "NASDAQ" means the Nasdaq National Market.


            "B ADDITIONAL PURCHASE OBLIGATION CERTIFICATES" shall have the meaning ascribed to it in Section 2.2.


            "B ADDITIONAL PURCHASE OBLIGATIONS" - shall have the meaning ascribed to it in Section 2.1.


            "ORDINARY SHARES" means the ordinary shares, par value NIS1.00 per share of T and any other capital shares of T into which such ordinary shares may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, such ordinary shares by reason of any share splits, shares dividends, distributions, mergers, consolidations or other like events.


             "SEC" means the Securities and Exchange Commission.


             "SECURITIES ACT" means the Securities Act of 1933, as amended.


            "SHARE PURCHASE AGREEMENT" - as defined in the recitals to this Agreement.


            "T" means T, an Israeli corporation, and its successors and assigns.


            "UNDERLYING ORDINARY SHARES" means the Ordinary Shares issuable or issued upon the exercise of the Additional Purchase Obligations.





2.    ORIGINAL ISSUE OF ADDITIONAL PURCHASE OBLIGATIONS

2.1.  THE ADDITIONAL PURCHASE OBLIGATIONS.
      -----------------------------------

2.1.1.     A ADDITIONAL PURCHASE  OBLIGATIONS.  On the basis
           ----------------------------------
                   of the  representations,  warranties  and
                   agreements  contained in this  Agreement,
                   but  subject to the terms and  conditions
                   hereof,  concurrently  with the execution
                   of  this  Agreement,  T shall  issue  and
                   deliver   to   S   warrants   mandatorily
                   exercisable  under Section 5.1 hereof for
                   the  purchase  of up to an  aggregate  of
                   1,833,450  Ordinary  Shares  of  T  by  S
                   subject  to   adjustment   as  set  forth
                   herein   (the  "A   Additional   Purchase
                   Obligations").

2.1.2.     B ADDITIONAL PURCHASE  OBLIGATIONS.  On the basis
           ----------------------------------
                   of the  representations,  warranties  and
                   agreements  contained in this  Agreement,
                   but  subject to the terms and  conditions
                   hereof,  concurrently  with the execution
                   of  this  Agreement,  T shall  issue  and
                   deliver   to   S   Additional    Purchase
                   Obligations  for the purchase of up to an
                   aggregate  of 2,700,000  Ordinary  Shares
                   of T by S subject  to  adjustment  as set
                   forth  herein.  Pursuant to the  election
                   of  S  to  exercise   the  B   Additional
                   Purchase   Obligations   as  provided  in
                   Section  2.1.3  below,  the B  Additional
                   Purchase    Obligations    shall   become
                   mandatorily   exercisable  under  Section
                   5.1 hereof  (the "B  Additional  Purchase
                   Obligations"  and  together  with  the  A
                   Additional  Purchase   Obligations,   the
                   "Additional Purchase Obligations").

2.1.3.     B  ADDITIONAL  PURCHASE   OBLIGATIONS  EXERCISE
           -------------------------------------------------
                   NOTICE.  In the  event  that S elects  to
                   ---------
                   exercise   the  B   Additional   Purchase
                   Obligations,  S is required to deliver to
                   T, no  later  than  October  1,  2001(the
                   "Exercise  Date") , a written notice (the
                   "Exercise  Notice")  of its  election  to
                   exercise   the  B   Additional   Purchase
                   Obligations  under  Section  5.1  hereof.
                   The Exercise  Notice shall be accompanied
                   by  a  payment   for  such  number  of  B
                   Additional Purchase  Obligations as shall
                   have been  exercised  in the A Additional
                   Purchase  Obligation  series  through the
                   Exercise  Date.  For instance,  if by the
                   Exercise   Date  the  A-1,  A-2  and  A-3
                   Additional  Purchase   Obligations  shall
                   have  been  exercised,  on  the  Exercise
                   Date S shall make a payment  for the B-1,
                   B-2   and   B-3    Additional    Purchase
                   Obligations.  For  the  avoidance  of all
                   doubt,   the   B   Additional    Purchase
                   Obligations shall not become  exercisable
                   until  the   delivery  of  the   Election
                   Notice  and   failure   to  deliver   the
                   Election  Notice  to T within  the  above
                   date   shall   cause  the  B   Additional
                   Purchase Obligations to terminate and become void.

2.2. FORM OF ADDITIONAL PURCHASE OBLIGATION CERTIFICATES. The A Additional Purchase Obligations shall be designated in five series (Series A1 - A5), each evidenced by an Additional Purchase Obligation certificate in the form of EXHIBITS A1 - A5 attached hereto (the "A Additional Purchase Obligation Certificates"). The B Additional Purchase Obligations shall be designated in five series (Series B1 - B5), each evidenced by an Additional Purchase Obligation certificate in the form of EXHIBITS B1 - B5 attached hereto (the "B Additional Purchase Obligation Certificates" and together with the A Additional Purchase Obligation Certificates, the "Additional Purchase Obligation Certificates"). Each A Additional Purchase Obligation series shall contain Additional Purchase Obligations to purchase up to an aggregate of 366,690 Ordinary Shares of T. Each B1- to B-5 Additional Purchase Obligation series shall contain Additional Purchase Obligations to purchase 540,000 Ordinary Shares of T. Each Additional Purchase Obligation Certificate shall be dated the date hereof and shall bear the legend set forth in Exhibit C, together with such other legends and endorsements thereon as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Ordinary Shares may be listed, or to conform to customary usage.

3.    EXERCISE  PRICE;  EXERCISE  OF  ADDITIONAL  PURCHASE
      OBLIGATIONS GENERALLY

3.1. PAYMENT OF EXERCISE PRICE. Each Additional Purchase Obligation Certificate shall entitle the holder thereof, subject to the provisions thereof and of this Agreement, to receive up to the number of Ordinary Shares stated therein, subject to adjustment as herein provided, upon payment of the Exercise Price for each of such shares. The Exercise Price shall be payable by wire transfer of immediately available funds to T in accordance with written wiring instructions provided by T, or by such other means as may be mutually agreed by the parties.

3.2.  EXERCISE  PERIODS  OF A AND  B  ADDITIONAL  PURCHASE
      ------------------------------------------------------
            OBLIGATIONS
            -----------

3.2.1.     EXERCISE   PERIOD  OF  A  ADDITIONAL   PURCHASE
           -------------------------------------------------
                   OBLIGATIONS.  Subject  to the  terms  and
                   -----------
                   conditions   set  forth  herein,   the  A
                   Additional Purchase  Obligations shall be
                   exercisable  at any time on or after  the
                   Closing  Date  under the  Share  Purchase
                   Agreement   and  on  or   prior   to  the
                   Expiration Date.

3.2.2.     EXERCISE   PERIOD  OF  B  ADDITIONAL   PURCHASE
           -------------------------------------------------
                   OBLIGATIONS.  Subject  to the  terms  and
                   -----------
                   conditions   set  forth  herein,   the  B
                   Additional Purchase  Obligations shall be
                   exercisable   at  any  time   after   the
                   delivery   of   the   Exercise    Notice,
                   pursuant to Section 2.1.3, and on or prior to the Expiration Date.

3.3.  EXPIRATION OF  ADDITIONAL  PURCHASE  OBLIGATIONS.  The
      ------------------------------------------------
            Additional Purchase Obligations shall terminate and become void as of the close of business on the Expiration Date.

3.4. EXERCISE GENERALLY. Subject to Section 5, in order to exercise an Additional Purchase Obligation, S must surrender the Additional Purchase Obligation Certificate evidencing such Additional Purchase Obligation to T, with one of the forms on the reverse of or attached to the Additional Purchase Obligation Certificate duly executed. Subject to the terms of Section 5, each Additional Purchase Obligation may be exercised in whole or in part, provided that no Additional Purchase Obligation may be exercised for the purchase of less than an aggregate of 100,000 Ordinary Shares. If fewer than all of the Additional Purchase Obligations represented by an Additional Purchase Obligation Certificate are surrendered, such Additional
            Purchase Obligation Certificate shall be surrendered and a new Additional Purchase Obligation Certificate substantially in the form of the Additional Purchase Obligation Certificate surrendered for partial exercise thereof providing for purchase by S of the number of Ordinary Shares that were not exercised shall be executed by T and issued to S.


            Upon surrender of an Additional Purchase Obligation Certificate and payment of the Exercise Price in conformity with the foregoing provisions, T shall promptly issue to S appropriate evidence of ownership of the Ordinary Shares or other securities or property to which S is entitled, including share certificates in the name of S and evidence of such Ordinary Shares having been registered in the share register of T in the name of S. Such Shares shall bear the same legend as set forth in Section 4.3.2 of the Share Purchase Agreement.

4.    ADJUSTMENTS

4.1.  ADJUSTMENT OF EXERCISE  PRICE AND NUMBER OF SHARES OF
      ------------------------------------------------------
            ORDINARY SHARES
            ---------------


            The (a) number and kind of shares purchasable upon the exercise of Additional Purchase Obligations and (b) Exercise Price shall both be subject to adjustment from time to time as follows:

4.1.1.     STOCK  DIVIDENDS,  SHARE-SPLITS,  COMBINATIONS,
           -------------------------------------------------
                   etc. In case T shall  hereafter (a) pay a
                   stock  dividend  or  make a  distribution
                   (whether  in  Ordinary  Shares or capital
                   shares   of  any   other   class  on  its
                   Ordinary   Shares),   (b)  subdivide  its
                   outstanding  Ordinary Shares, (c) combine
                   its  outstanding  Ordinary  Shares into a
                   smaller  number of  shares,  or (d) issue
                   by   reclassification   of  its  Ordinary
                   Shares  any  capital  shares  of  T,  the
                   Exercise  Price  in  effect   immediately
                   prior  to  such  action   (after   giving
                   effect  to all other  adjustements  under
                   this  Section  4)  shall be  adjusted  so
                   that,  in  relation  to  any   Additional
                   Purchase      Obligation       thereafter
                   exercised,   S  shall  be   entitled   to
                   receive the number of Ordinary  Shares or
                   of  other  capital  shares  which S would
                   have  owned  immediately  following  such
                   action  had  such   Additional   Purchase
                   Obligation  been  exercised   immediately
                   prior   thereto.   An   adjustment   made
                   pursuant to this  paragraph  shall become
                   effective  immediately  after the  record
                   date in the case of a dividend  and shall
                   become  effective  immediately  after the
                   effective   date   in  the   case   of  a
                   subdivision,        combination        or
                   reclassification.

4.1.2.     RECLASSIFICATION,  COMBINATION,  MERGERS, ETC. In
           ----------------------------------------------
                   case of any  reclassification  or  change
                   of outstanding  Ordinary  Shares issuable
                   upon exercise of the Additional  Purchase
                   Obligations  (other than (i) as set forth
                   in  paragraph  4.1.1  above,  and  (ii) a
                   change  in par  value,  or from par value
                   to no par value,  or from no par value to
                   par  value  or  (iii)  as a  result  of a
                   subdivision or  combination),  or in case
                   of any  consolidation or merger of T with
                   or into another  corporation  (other than
                   a  merger  in  which T is the  continuing
                   corporation  and which does not result in
                   any  reclassification  or  change  of the
                   then   outstanding   Ordinary  Shares  or
                   other   capital   shares   issuable  upon
                   exercise  of  the   Additional   Purchase
                   Obligations  (other  than a change in par
                   value,  or  from  par  value  to  no  par
                   value,  or from no par value to par value
                   or  as  a  result  of  a  subdivision  or
                   combination),  or in case of any  sale or
                   conveyance to another  corporation of the
                   property   of  T  as   an   entirety   or
                   substantially as an entirety,  then, as a
                   condition   of   such   reclassification,
                   change,  consolidation,  merger,  sale or
                   conveyance,  T or  such  a  successor  or
                   purchasing  corporation,  as the case may
                   be,  shall   forthwith  make  lawful  and
                   adequate  provision  whereby S shall have
                   the  right   thereafter   to  receive  on
                   exercise  of  such  Additional   Purchase
                   Obligation  the kind and amount of shares
                   and   other   securities   and   property
                   receivable  upon  such  reclassification,
                   change,  consolidation,  merger,  sale or
                   conveyance  by a holder of the  number of
                   Ordinary  Shares  issuable  upon exercise
                   of such  Additional  Purchase  Obligation
                   immediately       prior      to      such
                   reclassification,  change, consolidation,
                   merger,   sale   or   conveyance.    Such
                   provisions  shall  include  provision for
                   adjustments  which  shall  be  as  nearly
                   equivalent as may be  practicable  to the
                   adjustments  provided for in this Section
                   4.   The   above   provisions   of   this
                   paragraph  4.1.2 shall similarly apply to
                   successive  reclassification  and changes
                   of  Ordinary  Shares  and  to  successive
                   consolidations,    mergers,    sales   or
                   conveyances.

4.1.3.     DEFERRAL OF CERTAIN  ADJUSTMENTS.  No  adjustment
           --------------------------------
                   to  the  Exercise  Price  (including  the
                   related   adjustment  to  the  number  of
                   Ordinary  Shares   purchasable  upon  the
                   exercise  of  each  Additional   Purchase
                   Obligation)  shall be required  hereunder
                   unless  such  adjustment,  together  with
                   other  adjustments   carried  forward  as
                   provided   below,   would  result  in  an
                   increase  or  decrease  of at  least  one
                   percent of the Exercise Price,  PROVIDED,
                                                   --------
                   HOWEVER,  that any  adjustments  which by
                   -------
                   reason  of this  paragraph  4.1.3 are not
                   required  to be  made  shall  be  carried
                   forward  and taken  into  account  in any
                   subsequent   adjustment.   No  adjustment
                   need be made for a change in the par value of the Ordinary Shares.

4.1.4.     OTHER  ADJUSTMENTS.  In  the  event  that  at any
           -------------------
                   time, as a result of an  adjustment  made
                   pursuant  to  this  Section  4,  S  shall
                   become    entitled    to   receive    any
                   securities   of  T  other  than  Ordinary
                   Shares  thereafter  the  number  of  such
                   other   securities  so  receivable   upon
                   exercise  of  the   Additional   Purchase
                   Obligations   and  the   Exercise   Price
                   applicable  to  such  exercise  shall  be
                   subject to  adjustment  from time to time
                   in  a  manner  and  on  terms  as  nearly
                   equivalent   as    practicable   to   the
                   provisions  with  respect to the Ordinary
                   Shares contained in this Section 4.

4.2. NOTICE OF ADJUSTMENT. Whenever the number of Ordinary Shares or other Equity Securities or property issuable upon the exercise of each Additional Purchase Obligation or the Exercise Price is adjusted, as herein provided, T shall promptly mail by first class mail, postage prepaid, to S notice of such adjustment or adjustments and shall deliver to S a certificate of T's chief financial officer setting forth the number of Ordinary Shares or other Equity Securities or property issuable upon the exercise of each Additional Purchase Obligation or the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

4.3. STATEMENT ON ADDITIONAL PURCHASE OBLIGATIONS. Irrespective of any adjustment in the number or kind of shares issuable upon the exercise of the Additional Purchase Obligations or the Exercise Price, Additional Purchase Obligations theretofore or thereafter issued may continue to express the same number and kind of shares as are stated in the Additional Purchase Obligations initially issuable pursuant to this Agreement.

4.4. FRACTIONAL INTEREST. T shall not be required to issue fractional Ordinary Shares upon the exercise of Additional Purchase Obligations. If more than one Additional Purchase Obligation shall be presented for exercise in full at the same time, the number of full Ordinary Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of Ordinary Shares acquirable on exercise of the Additional Purchase Obligations so presented. If any fraction of an Ordinary Share would, except for the provisions of this section, be issuable on the exercise of any Additional Purchase Obligation (or specified portion thereof), T shall pay an amount in cash calculated by it to equal to the then current market value per share multiplied by such fraction computed to nearest whole cent. S, by its acceptance of the Additional Purchase Obligation Certificates, expressly waive any and all rights to receive any fraction of an Ordinary Share or a share certificate representing a fraction of an Ordinary Share.

5.    MANDATORY EXERCISE

5.1. MANDATORY EXERCISE EVENTS; TERMINATION OF Obligation. Subject to the terms and conditions contained herein, S shall be obligated to exercise each Additional Purchase Obligation within thirty days of the following events (each a "Mandatory Exercise Event"):

5.1.1.     In respect of the Series A-1 Additional  Purchase
                   Obligation   (and   the  B-1   Additional
                   Purchase   Obligation   if  an   Exercise
                   Notice  was  delivered  prior to the date
                   the   Series  A-1   Additional   Purchase
                   Obligation is  mandatorily  exercisable),
                   upon  receipt  of written  notice  from T
                   signed  by  the  two  Co-CEOs  (or by the
                   CEO,  in the event  that at the  relevant
                   time the  Company  shall  employ only one
                   CEO) and the  Chairman  of the Board of T
                   certifying  that the  Board of  Directors
                   of  T  has  authorized   commencement  of
                   construction  of  Fab 2 at the  site  set
                   forth  in  the   Business   Plan,   which
                   approval   shall  not   occur   prior  to
                   obtaining   all   regulatory    approvals
                   necessary for the construction start as described in the Business Plan, provided that such event must occur no later than one month after the Closing under the Share Purchase Agreement;

5.1.2.     In respect of the Series A-2 Additional  Purchase
                   Obligation  and the Series B-2 Additional
                   Purchase   Obligation   (if  an  Exercise
                   Notice  was  delivered  prior to the date
                   the   Series  A-2   Additional   Purchase
                   Obligation is  mandatorily  exercisable),
                   upon  receipt  of written  notice  from T
                   signed by the two  Co-CEOs or the CEO, as
                   the case may be, and the  Chairman of the
                   Board of T  certifying  the  commencement
                   of  construction  of the shell of the Fab
                   2  building   in   accordance   with  the
                   Business  Plan  provided  that such event
                   must  occur no later  than  three  months
                   after   the   Closing   under  the  Share
                   Purchase Agreement;

5.1.3.      In  respect   of  the   Series  A-3   Additional
                   Purchase  Obligation  and the  Series B-3
                   Additional  Purchase  Obligation  (if  an
                   Exercise  Notice was  delivered  prior to
                   the  date  the  Series   A-3   Additional
                   Purchase    Obligation   is   mandatorily
                   exercisable),  upon  receipt  of  written
                   notice  from T signed by the two  Co-CEOs
                   or the CEO,  as the case may be,  and the
                   Chairman  of the  Board  of T  certifying
                   the  completion  of the  construction  of
                   the  first  phase  of  the  cleanroom  of
                   Fab 2 in  accordance  with  the  Business
                   Plan  provided that such event must occur
                   no  later   than  12  months   after  the
                   Closing   under   the   Share    Purchase
                   Agreement;

5.1.4.     In respect of the Series A-4 Additional  Purchase
                   Obligation  and the Series B-4 Additional
                   Purchase   Obligation   (if  an  Exercise
                   Notice  was  delivered  prior to the date
                   the   Series  A-4   Additional   Purchase
                   Obligation is  mandatorily  exercisable),
                   upon  receipt  of written  notice  from T
                   signed by the two  Co-CEOs or the CEO, as
                   the case may be, and the  Chairman of the
                   Board of T certifying  the  completion of
                   successful  pilot  production in Fab 2 in
                   accordance   with   the   Business   Plan
                   provided that such event must occur no later than 18 months after the Closing under the Share Purchase Agreement; and

5.1.5.     In respect of the Series A-5 Additional  Purchase
                   Obligation  and the Series B-5 Additional
                   Purchase   Obligation   (if  an  Exercise
                   Notice  was  delivered  prior to the date
                   the   Series  A-5   Additional   Purchase
                   Obligation is  mandatorily  exercisable),
                   upon  receipt  of written  notice  from T
                   signed by the two  Co-CEOs or the CEO, as
                   the case may be, and the  Chairman of the
                   Board  of T  certifying  that  Fab  2 has
                   successfully  produced wafers at the rate
                   of   5,000   per   month   for  two  full
                   consecutive  months  in  accordance  with
                   the  Business  Plan  provided  that  such
                   event  must occur no later than 22 months
                   after   the   Closing   under  the  Share
                   Purchase Agreement.


            Each of the Mandatory Exercise Events shall be deemed to have occurred if the Mandatory Exercise Event occurs within seven and one-half months from its original exercise date set forth above (such seven and one-half month period, a "Grace Period"). In the event that one of the Mandatory Exercise Events does not occur by the last date set forth in the relevant clause of clauses 5.1.1 - 5.1.5, including during the corresponding Grace Period (a "Missed Exercise"), then, if the subsequent Mandatory Exercise Event does not occur by no later than the end of its corresponding Grace Period, S shall not be obligated to effect the Missed Exercise and any subsequent series of Additional Purchase Obligations and the Additional Purchase Obligation relating to the Missed Exercise, to the extent such Additional Purchase Obligations are unexercised, shall automatically expire. However, if such subsequent Mandatory Exercise Event does occur within the applicable Grace Period, then S shall be obligated to exercise the Additional Purchase Obligation related to that subsequent Mandatory Exercise Event and shall be required to either effect the Missed Exercise within thirty days of the occurrence of the relevant subsequent Mandatory Exercise Event or the Additional Purchase Obligation relating to the Missed Exercise shall expire.


            In addition, and without limiting any other remedies available to T, in the event that S fails to exercise an Additional Purchase Obligation in connection with a Mandatory Exercise Event which it is obligated to effect pursuant to this Section 5, any Additional Purchase Obligations unexercised at such time shall automatically expire

5.2.  PERCENTAGE   OWNERSHIP  DELAY.   Notwithstanding   the
      -----------------------------
            provisions of Section 5.1, S may delay the exercise of any Additional Purchase Obligation if any such exercise would result in S owning more than 19.9% of the outstanding share capital of T.

5.3. OTHER CONDITIONS TO MANDATORY EXERCISE. In addition to the conditions to Mandatory Exercise contained in Section 5.1, S's obligation to effect a Mandatory Exercise shall be subject to satisfaction of the following conditions (any of which may be waived by S, in whole or in part, in S's discretion) in relation to each Mandatory Exercise:

5.3.1.     ACCURACY   OF   REPRESENTATIONS.   All   of   T's
           --------------------------------
                   representations    and    warranties   in
                   Section  6.1(i)  of this  Agreement  must
                   have  been   accurate  in  all   material
                   respects      (except      that      such
                   representations       and      warranties
                   specifically   qualified  by  materiality
                   shall  be  read  for   purposes  of  this
                   Section   so  as   not  to   require   an
                   additional  degree of  materiality) as of
                   the date of this  Agreement,  and must be
                   accurate in all  material  respects as of
                   the  date  of  the   relevant   Mandatory
                   Exercise,   after  giving  effect,   with
                   respect  to the  representations  made in
                   Section   3.1  and   3.3  of  the   Share
                   Purchase  Agreement,  to the  issuance of
                   Ordinary   Shares   contemplated  by  the
                   Business  Plan and  Additional  Financing
                   Plan and without giving effect to any supplement to the Schedules other than supplements disclosing events and facts not existing at the time of the Closing and arising in the Ordinary Course of Business.

5.3.2.     ADDITIONAL  FINANCINGS.  T shall have  raised all
           -----------------------
                   the   funds    under    the    Additional
                   Financings  required  thereunder  to have
                   been raised or obtained  either  prior to
                   or  simultaneously  with  the date of the
                   relevant  Mandatory Exercise as described
                   in the  Additional  Financing Plan (each,
                   a "Target  Date"),  including those funds
                   required  to  have  been  raised  by  the
                   relevant  Target  Date under (i) the debt
                   or equity financing  described in Section
                   10 of the  Business  Plan and (ii)  under
                   the grant from the Investment  Center, in
                   each case on terms and  conditions  which
                   do not  significantly  deviate  from  the
                   terms  and  conditions   agreed  upon  in
                   accordance  with Section 5.6 of the Share
                   Purchase  Agreement,  PROVIDED,  HOWEVER,
                   that  this  condition  shall be deemed to
                   have  been  not  satisfied  only  if  the
                   failure  to  raise  such  funds  causes a
                   material  change in the timetable or cost
                   of the Fab 2 project in  relation  to the
                   Business   Plan  as   determined   by  S.
                   Notwithstanding   the   foregoing,    the
                   conditions  set  forth  in  this  Section
                   5.2.2  shall be  deemed  to have been met
                   if the funds  which were not raised as of
                   the  relevant   Target  Date  are  raised
                   within  90 days of  such  Target  Date on
                   terms   and   conditions    substantially
                   similar to the terms and conditions  upon
                   which such funds  were  supposed  to have
                   been raised in  accordance  with  Section
                   5.6  of  the   of  the   Share   Purchase
                   Agreement.

5.3.3.     TRANSACTION   DOCUMENTS;   ANCILLARY  AGREEMENTS.
           -------------------------------------------------
                   Each of the Transaction Documents and the Toshiba Agreement shall be in full force and effect and shall not have been materially breached by any party thereto.

5.3.4.     CERTIFICATES.  In addition to the  documents T is
           -------------
                   obligated  to  deliver  to S  under  this
                   Section  5, T shall  furnish  S with such
                   other   documents  as  T  may  reasonably
                   request   for   the   purpose   of   (i)
                   evidencing  the  performance  by T of, or
                   the  compliance  by T with,  any covenant
                   or  obligation  required to be  performed
                   or complied  with by T in relation to the
                   relevant     Mandatory    Exercise    and
                   (ii) evidencing the satisfaction of any condition referred to in this Section 5.

5.3.5.     NO   PROCEEDINGS.   Since   the   date   of  this
           -----------------
                   Agreement,   there  must  not  have  been
                   commenced  by a third party  against S or
                   T, or against any Person  affiliated with
                   S or T, any  Proceeding (a) involving any
                   challenge  to,  or  seeking   damages  or
                   other relief in connection with, any of the Contemplated Transactions, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the Contemplated Transactions.

5.3.6.     BANKRUPTCY-RELATED    EVENTS.    None    of   the
           -----------------------------
                   following  events shall have occurred for
                   any reason  whatsoever  (and whether such
                   occurrence    shall   be   voluntary   or
                   involuntary,   or   come   about   or  be
                   effected   by   operation   of  law,   or
                   pursuant to or in compliance with any judgement, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

5.3.6.1.   T shall be unable to pay its debts  generally  as
                          they become  due;  file a petition
                          to   take    advantage    of   any
                          insolvency   statute;    make   an
                          assignment  for the benefit of its
                          creditors;  commence a  proceeding
                          for   the    appointment    of   a
                          receiver,  trustee,  liquidator or
                          conservator  of  itself  or of the
                          whole or any  substantial  part of
                          its  property;  file a petition or
                          answer seeking  reorganization  or
                          arrangement   or  similar   relief
                          under applicable  bankruptcy laws;
                          or

5.3.6.2.   A court  of  competent  jurisdiction  shall  have
                          entered  an  order,  judgement  or
                          decree   appointing  a  custodian,
                          receiver,  trustee,  liquidator or
                          conservator  of T or of the  whole
                          or  any  substantial  part  of its
                          properties,  or approve a petition
                          filed     against     T    seeking
                          reorganization  or  arrangement or
                          similar  relief  under  applicable
                          bankruptcy,   or  if,   under  the
                          provisions  of  any  law  for  the
                          relief or aid of debtors,  a court
                          of  competent  jurisdiction  shall
                          assume  custody or control of T or
                          of the  whole  or any  substantial
                          part  of  its  properties,  or  if
                          there was commenced  against T any
                          proceeding  or  petition   seeking
                          reorganization  or  arrangement or
                          similar  relief  under  applicable
                          bankruptcy  laws,  or  if T  shall
                          have taken any action to  indicate
                          its  consent  to  or  approval  of
                          any such  proceeding  or petition,
                          and any one of  which  proceedings
                          shall  not have  been  vacated  or
                          abandoned within 30 days.

5.3.6.3.   A default  shall have  occurred in any  agreement
                          or  instrument  under or  pursuant
                          to     which     any      material
                          indebtedness  of T shall have been
                          issued,     created,      assumed,
                          guaranteed  or  secured,  and such
                          default  shall  continure for more
                          than the period of grace,  if any,
                          therein  specified,   or  if  such
                          default  shall  permit  the holder
                          of    such     indebtedness     to
                          accelerate  the maturity  thereof,
                          provided,    however,   that   the
                          condition    contained   in   this
                          Section   5.3.6.3   shall  not  be
                          deemed to have been  satisfied  in
                          the event  that a  default  in any
                          agreement  or   instrument   under
                          which  any  indebtedness  of T has
                          been  issued  could give rise to a
                          cross default  provision in in any
                          agreement or  instrument  under or
                          pursuant  to  which  any  material
                          indebtedness  of T shall have been
                          issued,     created,      assumed,
                          guaranteed  or secured,  or if the
                          cumulative  effect  of  any or all
                          such  defaults  could be  material
                          to the Company.

6.    REPRESENTATIONS AND WARRANTIES

6.1. REPRESENTATIONS AND WARRANTIES OF T. (i) T hereby makes in favor of S, as of the date hereof and as of the date of each exercise of each Additional Purchase Obligation, each of the representations and warranties made by the Company in Sections 3.1, 3.2, 3.3, 3.14.1(i), the first two sentences of 3.14.2 and clause (ii) of the first paragraph of 3.15 of the Share Purchase Agreement, provided that references to "this Agreement" shall refer both to this Agreement and the Share Purchase Agreement; references, directly or indirectly, to the Escrow Agreement shall be ignored; references to "Shares" and the "Closing" shall be deemed to be references to the Ordinary Shares to be issued pursuant to the exercise of the Additional Purchase Obligation; and references to the "Closing Date" shall refer to the date that Ordinary Shares are actually issued and delivered to S pursuant to the relevant exercise of an Additional Purchase Obligation. Notwithstanding the foregoing, the representation contained in the first two sentences of Section
            3.14.2 shall be read to relate to Fab 2. In the event that it is uncertain if a situation, event or fact that would otherwise be included in the scope of such representation relates to Fab 2, the matter shall be conclusively decided by the Project Committee.

6.2. REPRESENTATIONS AND WARRANTIES OF S. S hereby makes in favor of T, as of the date hereof and as of the date of each exercise of an Additional Purchase Obligation, the representations and warranties made by S under Sections 4.1 - 4.5 of the Share Purchase Agreement, provided that references to "this Agreement" shall refer both to this Agreement and the Share Purchase Agreement, references to Shares shall refer to the Additional Purchase Obligations and the Ordinary Shares issuable upon the exercise thereof and references, directly or indirectly, to the Escrow Agreement shall be ignored.

7.    COVENANTS

7.1. RESERVATION OF SHARES. T will reserve for issuance such number of Ordinary Shares as shall be sufficient for issuance and delivery thereof upon exercise of all outstanding Additional Purchase Obligations and will take any and all corporate action necessary to validly and legally issue fully paid and nonassessable Ordinary Shares.

7.2. CONSENTS; REQUIRED APPROVALS. T and S will each, as promptly as practicable after the date of this Agreement, take all action required of each of them, respectively, to obtain as promptly as practicable all necessary Consents and agreements of, and to give all notices and make all other filings with, any third parties, including Governmental Bodies, necessary to authorize, approve or permit the consummation of the transactions contemplated hereby, the Contemplated Transactions and the transactions contemplated by the Ancillary Agreements. Between the date of this Agreement and the date of the last issuance of Ordinary Shares pursuant to an exercise of a Additional Purchase Obligation, T will cooperate with S with respect to all filings that S elects to make or is required by Legal Requirements to make in connection with the performance of this Agreement and the Additional Purchase Obligations and S will likewise cooperate with T.

7.3. OPERATION OF T'S BUSINESS. Between the date of this Agreement and the date of the last issuance of Ordinary Shares pursuant to a Mandatory Exercise, T will not (i) take or agree or commit to take any action that would make any representation or warranty of T hereunder inaccurate in any respect at, or as of any time prior to, the date of the last issuance of Ordinary Shares pursuant to a Mandatory Exercise or (ii) omit or agree or commit to omit to take any action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time.

8.     MISCELLANEOUS

8.1. PAYMENT OF TAXES. T will pay all taxes and other governmental charges (other than on the net income of S) that may be imposed or deliverable upon exercise of Additional Purchase Obligations and issuance of Ordinary Shares with respect thereto. T will not be required, however, to pay any tax or other charges which may be payable in respect of any transfer involved in the issue of any certificate for Ordinary Shares or other securities underlying the Additional Purchase Obligations or payment of cash or other property to any person other than the holder of an Additional Purchase Obligation Certificate surrendered upon the exercise thereof.

8.2. MUTILATED, DESTROYED, LOST AND STOLEN ADDITIONAL PURCHASE OBLIGATION CERTIFICATES. If (a) any mutilated Additional Purchase Obligation Certificate is surrendered to T or (b) T receives evidence to its satisfaction of the destruction, loss or theft of any Additional Purchase Obligation Certificate, then, T shall execute and deliver, in exchange for any such mutilated Additional Purchase Obligation Certificate or in lieu of any such destroyed, lost or stolen Additional Purchase Obligation Certificate, a new Additional
            Purchase Obligation Certificate of like tenor and for a like aggregate number of Additional Purchase Obligations.


            Upon the issuance of any new Additional Purchase Obligation Certificate under this Section 8.2, T may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses in connection therewith and an appropriate indemnity with respect to losses related thereto.


            Every new Additional Purchase Obligation Certificate executed and delivered pursuant to this Section 8.2 in lieu of any destroyed, lost or stolen Additional Purchase Obligation Certificate shall constitute an original contractual obligation of T, whether or not the destroyed, lost or stolen Additional Purchase Obligation Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Additional Purchase Obligation Certificates duly executed and delivered hereunder.


            The provisions of this Section 8.2 are exclusive and shall prelude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, destroyed, lost or stolen Additional Purchase Obligation Certificates.

8.3. MISCELLANEOUS RIGHTS. The rights of S upon the occurrence of the events set forth in this Agreement are cumulative. If more than one such event shall occur and the periods following the occurrence of such events and prior to the closing of the transactions that are the subject of such events overlap, S may exercise such rights arising therefrom as S may elect without any condition imposed upon such exercise not contained in this Agreement.

8.4.  NOTICES. Any notice,  demand or delivery authorized by
      --------
            this Agreement shall be sufficiently given or made when mailed if sent by first-class mail, postage prepaid, addressed to the parties as follows:

            T:
            Attention:         Co-Chief Executive Officer
                          P.O. Box 619
                          Migdal Haemek 23105 Israel
            Facsimile No.:     972-6-654-7788

            with a copy to:    Yigal Arnon & Co.
                          3 Daniel Frisch Street
                          Tel Aviv, Israel
            Attention:         David H. Schapiro, Adv.
            Facsimile No.:     972-3-608-7714

            S:
            Attention:         President and CEO
                          SanDisk Corporation
                          140 Caspian Court
                          Sunnyvale, California 94089
            Facsimile No.:(408) 542-0600

            with a copy to:    SanDisk Corporation
                          140 Caspian Court
                          Sunnyvale, California 94089
            Attention:         Vice  President  and  General
            Counsel

                   Facsimile No.:   (408)   548-0385or  such
                   other   address   as  shall   have   been
                   furnished to the party giving or making such notice, demand or delivery.

8.5. ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS. Neither party may assign any of its rights under this Agreement without the prior consent of the other parties, except that S may assign any of its rights under this Agreement to any wholly owned Subsidiary of S or to any Subsidiary which is wholly owned other than a nominal interest, so long as such ownership shall be maintained. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

8.6.  COUNTERPARTS.  This  Agreement  may be executed in any
      -------------
            number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

8.7. ENTIRE AGREEMENT AND MODIFICATION. This Agreement supersedes all prior agreements between the parties with respect to its subject matter (including the term sheet between S and T dated March 15, 2000 and all drafts hereof and thereof) and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

8.8. TERMINATION. This Agreement (other than T's obligations with respect to Additional Purchase Obligations previously exercised) and the indemnification provisions relating hereto appearing in Sections 10 of the Share Purchase Agreement, shall terminate and be of no further force and effect on the Expiration Date.

8.9.  APPLICABLE  LAW. This  Agreement  and each  Additional
      ----------------
            Purchase Obligation issued hereunder and all rights arising hereunder shall be governed by the law of the State of California, without giving effect to the conflict of laws provisions thereof.

8.10. HEADINGS.  The  descriptive  headings  of the  several
      ---------
            Sections of this Agreement are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                Tower Semiconductor Ltd.

                                By:    /S/ YOAV NISSAN COHEN

                                     Name: Yoav Nissan Cohen
                                     Title: Co-Chief Executive Officer


                                SanDisk Corporation

                                By:  /S/ ELI HARARI
                                     Name: Eli Harari
                                     Title:  Chief Executive Officer